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                                                                EXHIBIT 10.14

         THIS CALL RIGHT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS CALL RIGHT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND ITS COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


                              J.C. NICHOLS COMPANY

                                   CALL RIGHT

Date of Issuance: January 1, 1998           Right to Receive Seventy-Six
                                            Thousand Five  Hundred  Thirty
                                            (76,530) Shares of Common
                                            Stock at a Price of $56.00 per
                                            Share

         For value received, J.C. NICHOLS COMPANY, a Missouri corporation (the "Company"), hereby grants KESSINGER/HUNTER & COMPANY, L.C., a Missouri limited liability company or its registered assigns (the "Registered Holder"), the right, exercisable at the sole discretion of the Registered Holder, to receive from the Company, subject to the terms and conditions set forth below, Shares Subject to Exercise (as hereinafter defined).

         This Call Right is subject to the following provisions:

         1. Definitions. As used in this Call Right, the following terms have the meanings set forth below:

             "Appraiser" means, at the option of the Company, a nationally recognized investment banking firm retained by the Company and reasonably acceptable to the Registered Holder. The fees and expenses of the Appraiser shall be borne by the Company.

             "Appraised Value" means the per share value of the Company's Common Stock, as if the Common Stock is immediately and freely transferable, without restriction, in a Liquid Market on an Established Exchange, as determined by the Appraiser.

             "Caller" means the Person exercising all or part of the exercise rights represented by this Call Right.

             "Common Stock" means the Company's Common Stock, $.01 par value per share.



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                "Date of Issuance" means the date the Company initially issues this Call Right, regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Call Right are issued.

                 "Established Exchange" means the New York Stock Exchange, American Stock Exchange, a similar established national stock exchange or the NASDAQ Quotation System.

                  "Exercise Date" shall have the meaning given to that term in
Section 2.2.1.

                  "Exercised Shares" means that number of Shares Subject to Exercise that are or could be issued to the Registered Holder upon the exercise of all or a portion of the rights under this Call Right.

                  "Liquid Market" means a market on which there occurs a sufficient volume of trades of Common Stock to permit the sale of then outstanding Exercised Shares, within a twenty (20) business day period without depressing the price of the Common Stock to any measurable extent. If the parties fail to agree upon whether a Liquid Market exists, the Appraiser=s opinion as to the existence of a Liquid Market shall be binding.

                  "Person" means an individual, partnership, corporation, trust, joint venture, limited liability company, unincorporated organization or government or any department or agency thereof.

                  "Shares Subject to Exercise" means seventy-six thousand, five hundred thirty (76,530) fully paid and nonassessable shares of the Company's authorized Common Stock as such shares may subsequently be adjusted in accordance with Section 3, or such other type and amount of securities issuable upon exercise of the Call Right as provided in Section 3.

2.       Exercise of Call Right.

         2.1 Exercise Period. The Registered Holder may exercise this Call Right, in whole or in part (but not in increments of less than 1,000 shares, unless the exercise is for all of the remaining Shares Subject to Exercise, and not as to a fractional share of Shares Subject to Exercise) at any time and from time to time after the Date of Issuance.

         2.2 Exercise Procedure.

             2.2.1 This Call Right will be deemed to have been exercised at such time (the "Exercise Date") as the Company has received all of the following items:

                   (a) A completed Exercise Agreement, as described below, executed by the Caller;

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                     (b) This Call Right; and

                     (c) If this Call Right is not registered in the name of the Caller, an Assignment in the form set forth in Schedule 2.2 hereto, evidencing the assignment of this Call Right to the Caller.

               2.2.2 Common Stock issuable upon the exercise of this Call Right will be deemed to have been issued to the Caller on the Exercise Date (to the extent of the exercise), and the Caller will be deemed for all purposes to have become the record holder of the Shares Subject to Exercise (to the extent of the exercise) on the Exercise Date.

               2.2.3 The issuance of certificates for shares of Common Stock upon exercise of this Call Right will be made without charge to the Registered Holder or the Caller for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

               2.2.4 The Company will not close its books for the transfer of this Call Right or of any share of Common Stock issued or issuable upon the exercise of the Call Right in any manner which interferes with the timely exercise of this Call Right.

          2.3 Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Schedule 2.3 hereto, except that if Common Stock is not to be issued to the Registered Holder, the Exercise Agreement will also state the name(s) of the Person(s) to whom certificates of the Common Stock are to be issued. If the rights hereunder are not fully exercised, the Exercise Agreement will also state the name of the Person to whom a new Call Right for the unexercised portion of the rights hereunder is to be delivered.

          2.4 Securities Act Compliance. As a condition of its delivery of the certificates for the Common Stock, the Company may require the Registered Holder (including the transferee of the Common Stock in whose name the Common Stock is to be registered) to deliver to the Company, in writing, representations regarding the Caller's sophistication, investment intent, acquisition for his own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering, provided, however, that nothing shall prohibit Kessinger/Hunter & Company, L.C. from distributing the Common Stock to its members, or prohibit the Registered Holder or the transferee of such shares of Common Stock from (a) exercising the put right granted pursuant to Section 6, (b) tendering the Common Stock in response to a tender offer, or (c) disposing of Common Stock in connection with a merger, consolidation or reorganization involving the Company. The Company may place conspicuously upon each certificate representing the Common Stock a legend substantially in the following form, the terms of which are agreed to by the Registered Holder (including any transferee of either the Registered Holder or a member of the Registered Holder):



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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT
         REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND THE BLUE SKY LAWS OF ANY JURISDICTION. THESE SECURITIES MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR
         OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE BLUE SKY LAWS OR THERE HAS BEEN DELIVERED TO THE CORPORATION AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND
         ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT THEN REQUIRED UNDER THE ACT.

         3. Adjustment of Number of Shares Subject to Exercise. In order to prevent dilution of the rights granted under this Call Right, the number of Shares Subject to Exercise will be subject to adjustment from time to time pursuant to this Section 3.

            3.1 Adjustments Upon Changes in Capitalization. The number of shares of Common Stock covered by this Call Right shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company the fair market value of which is reasonably equivalent to the fair market value of the stock being issued; provided, however, that conversion of any convertible securities and exercise of any options issued in exchange for consideration received by the Company the fair market value of which was reasonably equivalent to the fair market value of the convertible securities or options issued, shall not be deemed to have been Aeffected without receipt of consideration by the Company the fair market value of which is reasonably equivalent to the fair market value of the stock being issued.@ Notwithstanding any provision of this Section 3.1 to the contrary: (i) any stock received upon exercise of options or other rights issued to, or exercisable by, the holders of Common Stock upon the acquisition by any person of a specified level of ownership of stock issued by the Company or as part of any other takeover defense mechanism of the Company shall be deemed to have been issued without receipt of consideration by the Company (to the extent of the difference between the cash consideration actually received by the Company with respect to the exercise by holders of Common Stock and the then prevailing market price of such Common Stock), and (ii) issuance of Common Stock by the Company upon the exercise of those options currently outstanding and options that may in the future be granted to employees of the Company or any of its subsidiaries pursuant to the Company's 1996 Stock Option Plan shall be deemed to result in receipt by the Company of consideration having a fair market value that is reasonably equivalent to the fair market value of the stock issued. Except as expressly provided herein, no issuance by the Company of shares of stock of any

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class, or securities convertible into shares of stock of any class, which issuance is in exchange for consideration received by the Company the fair market value of which is reasonably equivalent to the fair market value of the stock being issued, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares Subject to Exercise.

                  3.2 Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time while this Call Right is outstanding there shall be any reorganization, recapitalization or reclassification of the capital stock of the Company (other than a subdivision or combination of shares) or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other entity primarily in exchange for the stock or other equity securities of such other entity, or any compulsory share exchange, then (a) the resulting entity of any such reorganization, reclassification, consolidation, merger, sale or share exchange (the "New Entity") shall assume all obligations pursuant to this Call Right and (b) the Registered Holder shall be entitled to exercise the Call Right with respect to whatever securities of the New Entity, cash or other property would have been issued for the Shares Subject to Exercise if such shares had been issued to the Holder prior to the transaction giving rise to the New Entity.

          4. Dividends and Distributions. If the Company shall declare a dividend on its Common Stock payable in cash or in property other than Common Stock of the Company to the holders of its Common Stock while any rights under this Call Right are still outstanding, the Registered Holder shall, without additional cost, be entitled to receive the cash amount or such other property that such Holder would have been entitled to receive if such Holder had been a holder of the Shares Subject to Exercise (which had not previously been received upon partial exercise of this Call Right) on the record date for such dividend.

          5. Notice of Adjustments; Notice of Certain Events. Immediately upon any adjustment of the number of Shares Subject to Exercise or in the identity of the entity obligated pursuant to this Call Right, the Company will send written notice thereof to the Registered Holder, stating the adjusted number of Shares Subject to Exercise or the name of the newly obligated entity. In the event of a tender offer for the Common Stock or in the event notice is sent to the holders of Common Stock regarding a shareholders= meeting to vote on a proposed reorganization or reclassification of the capital stock of the Company, a merger or consolidation involving the Company, or the sale of all or substantially all of the Company=s assets, the Company immediately shall send notice of such event to the Registered Holder.

          6. Put Right. Upon the exercise of this Call Right, the Registered Holder (and any or all transferees of the Exercised Shares, acting separately or collectively) shall have an option, beginning on the day after the Exercise Date and continuing until such time as the Common Stock is traded in a Liquid Market on an Established Exchange, to put all or a portion of the Exercised Shares (but not in increments of less than 17,500 shares (which number shall be subject to


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adjustment in the same manner as set forth in Section 3.1), unless the exercise is for all of the remaining Exercised Shares not distributed to or acquired by the Company) to the Company (the APut Right@) at a per share price equal to the Appraised Value as of the date notice of the exercise of the Put Right is provided in writing to the Company; provided, however, that even if the Common Stock is traded in a Liquid Market on an Established Exchange, if restrictions imposed by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, prohibit Caller (other than Kessinger/Hunter & Company, L.C.) or any transferee of the Exercised Shares from selling (or subject such transferee to an action under Section 16 of the 1934 Act to disgorge any profit from selling) a portion of the Exercised Shares on the Established Exchange (the ARestricted Shares@), then the Caller (other than Kessinger/Hunter & Company, L.C.) or any transferee of the Exercised Shares shall have the right, subject to the threshold number of shares set forth above, to put their Restricted Shares to the Company at a price equal to the Appraised Value of such shares.

          7. Reservation of Common Stock. The Company (or any entity assuming obligations pursuant to the Call Right) will at all times reserve and keep available for issuance upon the exercise of Call Rights (and any other rights, options, warrants or other convertible securities or other instruments entitling the holders to receive Common Stock, except for rights to receive distributions of Common Stock under the Company=s Rights Plan) such number of its authorized shares of Common Stock, either in treasury shares or previously unissued shares, as will be sufficient to permit the exercise in full of all outstanding Call Rights (and any other rights, options, warrants or other convertible securities or other instruments entitling the holders to receive Common Stock, except for rights to receive distributions of Common Stock under the Company=s Rights
Plan), and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. The Company shall not distribute Common Stock under the Company=s Rights Plan in such an amount as to cause the number of its authorized shares of Common Stock, either in treasury shares or previously unissued shares, to be fewer than such number as will be sufficient to permit the exercise in full of all outstanding Call Rights and any other rights, options, warrants, or other convertible securities or other instruments entitling the holders to receive Common Stock.

          8. No Voting Rights; Limitations of Liability. This Call Right will not, in and of itself, entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Call Right, and no enumeration in this Call Right of the rights or privileges of the Registered Holder, will give rise to any liability of such Holder.

          9. Call Right Transferable.

             9.1 Transferability. Subject to the transfer conditions referred to in Section 9.2 below, this Call Right and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Call Right with a properly executed Assignment Agreement at the principal office of the Company.


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               9.2 Restrictions on Transfer. The Registered Holder acknowledges that this Call Right has not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to encumber, pledge, hypothecate, sell, transfer, or otherwise dispose of this Call Right or any Exercised Shares in the absence of (a) an effective registration statement for this Call Right or such Exercised Shares under the Act (or any similar statute then in effect), or (b) an opinion of counsel reasonably satisfactory in form and substance to the Company and its counsel to the effect that such registration is not, under the circumstances, required under the Act.

          10. Call Right Exchangeable for Different Denominations. This Call Right is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Call Rights of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Call Rights will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender.

          11. Miscellaneous.

              11.1 Amendment and Waiver. Except as otherwise provided herein, the provisions of this Call Right may not be amended, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the parties hereto.

              11.2 Notices. Any notices required to be sent to a Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

              11.3 Descriptive Headings. The headings of the Sections of this Call Right are for convenience only and shall not be considered in construing or interpreting any of the terms or provisions hereof.

              11.4 Governing Law. This Call Right shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to conflict of law principles.


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         IN WITNESS WHEREOF, the Company has caused this Call Right to be signed and attested by its duly authorized officers under its corporate seal.


                                                  J.C. NICHOLS COMPANY



                                                  By: /s/ Barrett Brady
                                                     -------------------------
                                                  Name: Barrett Brady
                                                        ----------------------
                                                  Title:  President
                                                         ---------------------

[Corporate Seal]

Attest:

/s/ Price Sloan
------------------
Secretary


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                                                                SCHEDULE 2.2

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Call Right, with respect to the cash payment or the number of Shares Subject to Exercise covered thereby set forth below, unto:


  Name of Assignee                            Address          Number of Shares
  ----------------                            -------          ----------------



Date:
       --------------------------
                                     Signature:
                                                ------------------------------
                                                REGISTERED HOLDER


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                                                                SCHEDULE 2.3

                               EXERCISE AGREEMENT


To:   J.C. NICHOLS COMPANY                    Dated: __________________________


         The undersigned, pursuant to the provisions set forth in the attached Call Right, hereby exercises the Call Right for __________ shares of the Shares Subject to Exercise covered by such Call Right.

         The undersigned requests that a certificate for________ (    ) shares
of Shares Subject to Exercise be issued as follows:

         Name:     ________________________


         Address:  ________________________

                   ________________________



and, if said number of shares shall not be all shares of Shares Subject to Exercise receivable hereunder, that a new Call Right for the balance of the remaining Shares Subject to Exercise receivable under the within Call Right be registered in the name of, and delivered to, the undersigned at the address stated below:

         Name:  ___________________________

         Address: _________________________

                  _________________________


Dated:  _______________________

                                           Signature: _________________________
                                                       REGISTERED HOLDER